Filed under Rule 497(e)

Registration No. 333-08653

Seasons Series Trust

SA Columbia Focused Value Portfolio

(the “Portfolio”)

Supplement dated May 30, 2024

to the Portfolio’s Statement of Additional Information (“SAI”)

dated July 28, 2023, as supplemented and amended to date

Effective immediately, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” in the section pertaining to Columbia Management Investment Advisers, LLC (“Columbia”), the following information is added:

		Other Accounts (As of 01/31/2024)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Adviser/ Subadvisers	Portfolio Managers	No. of Accounts	Assets (in millions)	No. of Accounts	Assets (in millions)	No. of Accounts	Assets (in millions)

Columbia	Wimmer, Jeffrey	—	—	—	—	13	$1.2

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SSTSAI-SUP3.1 (5/24)